UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2020

Schultze Special Purpose Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38760	83-0891815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite 632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant	SAMAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On September 29, 2020, Schultze Special Purpose Acquisition Corp., a Delaware corporation (the “Company”), convened and then adjourned, without conducting any business, its special meeting of stockholders (the “special meeting”) until Wednesday, September 30, 2020, at 9:00 a.m. Eastern Time, at which time the Company’s stockholders will vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission on September 4, 2020. At the special meeting, stockholders of the Company will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from September 30, 2020 to December 31, 2020, and a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal. The special meeting will still be held at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Only holders of record of the Company’s common stock at the close of business on August 24, 2020 will be entitled to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP.

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

Date: September 29, 2020

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